Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, Edward J. Quilty, Chairman, President and Chief Executive Officer of Derma Sciences, Inc., hereby certify that the Annual Report on Form 10-KSB for the period ending December 31, 2004 of Derma Sciences, Inc. (the “Form 10-KSB”) upon my best knowledge and belief fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Derma Sciences, Inc.

Dated: March 30, 2005	/s/ Edward J. Quilty Edward J. Quilty Chairman, President and Chief Executive Officer (Principal Executive Officer)